Exhibit 10.37

Sirenza Microdevices SN 1A551/1E220	Contract Change Notice/Amendment No. 07

Contract Change Notice/Amendment No. 07

to

TRW Inc./Sirenza Microdevices Wafer Supply Agreement

Agreement No. 1A551

THIS AMENDMENT (“Amendment”) is made and entered into and between Sirenza Microdevices (“Buyer”) and TRW Inc. (“TRW”).

WHEREAS, Buyer and TRW entered into a Sale Agreement No. 1A551 (“Agreement”) with an effective date of August 19, 1998;

WHEREAS, TRW and Buyer desire to amend the Agreement in order to provide for the following modifications.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1)	Article 3, Effective Date and Term: Delete “31 December 2003” and replace with “31 December 2004.” This amendment will extend the period of performance of the agreement to 31 December 2004, with quantities and price requirements for calendar year 2004 to be revised in December 2003.

2)	Article 15, Intellectual Property, Section 15.3 Marketing: Delete “Maggie Sarkuni”; and replace with “Mike Smith”.

3)	“Exhibit 1B, Price, Minimum Quantities, Delivery Schedule and Site Calendar Year 2002” as revised through Revision 6 is deleted, and replaced with renamed “Exhibit 1B Price, Quantities, Delivery Schedule and Site Calendar year 2003” as revised through Revision 7 (copy attached).

4)	“Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Year 2002” is replaced with “Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Year 2003” (copy attached).

The above changes constitute Contract Change Notice Amendment No. 07 to the Agreement. Except as expressly provided herein above all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Sirenza Microdevices, Inc.		TRW Inc.

By:	/S/ ROBERT VAN BUSKIRK	By:	/S/ FRANK KROPSCHOT

Name:	Robert Van Buskirk	Name:	Frank Kropschot

Title:	President & CEO, Sirenza Microdevices	Title:	Chief Operating Officer, Velocium

Date:	1/8/03	Date:	12/18/02

Standard Foundry Services Agreement—Approved 11/97

Sirenza Microdevices SN 1A551/1E220	Contract Change Notice/Amendment No. 07

Exhibit 1B—Revision 7

Price, Quantities, Delivery Schedule and Site

Calendar Year 2003

A.	Price/Quantities

1.	3” GaAs HBT Wafers:

QTY	Price*
[***]	[***]
[***]	[***]

Price quoted above strictly applies to wafers purchased in calendar year 2003. For quantities purchased in calendar year 2003 at [***] in excess of [***], a credit of [***] will be issued to Sirenza. This amendment extends the agreement through year 2004. In December 2003 prices and quantities will be revisited for calendar year 2004, through year 2004. In December 2003 prices and quantities will be revisited for calendar year 2004.

*	Prices for TRW & SMDI Designs are the same.

**	TRW Design consists of Darlington Amplifiers—Part Numbers: DAMXX, DAPXX, PADI SMDI Design consists of Part Numbers: PAD2, SMDXX and circuits for the following products Sirenza Microdevices SXT-1,2,3, SXL-1,2,3 and SXA-1,2,3.

2.	Time & Material (T&M) Engineering Support for Failure Analysis and Device Troubleshooting, Mask Layouts and related support, shall be billed per the hourly rates per Exhibit ID. Material and Other Direct Costs (ODC) will be billed as incurred.

3.	Accelerated Lot Option[1]

Deliverable	Standard Process Price
[***]	[***]

Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Sirenza Microdevices contracts.

Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. TRW will deliver a minimum of [***] for a [***] lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined as follows: 1+(1-EV) x45 days from the time the lot is designated Accelerated at TRW, EV equals the Earned Value or percent complete of the in-process lot.

Note 3) If the shipment date to Sirenza Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

4.	Non-recurring costs associated with the upgrading of maskers shall be the responsibility of SMDI.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Standard Foundry Services Agreement—Approved 11/97

Sirenza Microdevices SN 1A551/1E220	Contract Change Notice/Amendment No. 07

Exhibit 1B—Revision 7 (Continued)

Price, Quantities, Delivery Schedule and Site

Calendar Year 2003

B.	Site

Sirenza Microdevices

522 Almanor Avenue

Sunnyvale, CA 94085

C.	Delivery Schedule

Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

D.	Life Time Buy Option

TRW agrees to provide up to [***] wafers, less than the total of wafers previously delivered to Buyer under this contract, and TRW Sales Numbers 65487 and 66002. As of 31 December 2002 TRW will have shipped approximately [***] Wafers to Buyer. TRW will notify Buyer when it plans to obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW’s initiating performance of the option.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Standard Foundry Services Agreement—Approved 11/97

Sirenza Microdevices SN 1A551/1E220	Contract Change Notice/Amendment No. 07

Exhibit 1D

Time and Material (T&M) Labor Rates

Calendar Year 2003

Acct Code	Labor Category	HOURLY RATES 2003
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Notes:	1) [***]
2) [***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Standard Foundry Services Agreement—Approved 11/97